Exhibit 10.1

EXECUTION VERSION

AMENDMENT No. 3, dated as of March 29, 2018 (this “Amendment”), to the Credit Agreement dated as of October 23, 2013, among NEWS CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A. and CITIBANK, N.A., as co-administrative agents, JPMCB as Designated Agent (the “Designated Agent”), and the other parties thereto (as amended as of October 23, 2015 and July 13, 2016, and as it may be further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, in connection with the transaction referred to in the Borrower’s Current Report on Form 8-K filed with the Securities Exchange Commission on March 5, 2018 (the “Foxtel/Fox Sports Australia Combination”), the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 8.01 of the Credit Agreement provides that the Borrower and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendment to Credit Agreement. As of the Amendment No. 3 Effective Date:

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“CTDP” has the meaning specified in the definition of “Foxtel Finance Agreement”.

“Foxtel 2009 Note and Guarantee Agreement” means the Note and Guarantee Agreement, dated as of September 24, 2009, between, among others, Foxtel Management Pty Limited in its own capacity, Sky Cable Pty Limited (“Sky Cable”), Telstra Media Pty Limited (“Telstra Media” and, together with Sky Cable, the “Partners”) and Foxtel Management Pty Limited in its capacity as agent for the Partners as a partnership carrying on the business of the Foxtel Partnership and as agent for the Foxtel Television Partnership, as it may be amended, restated, modified and supplemented prior to the Amendment No. 3 Effective Date.

“Foxtel 2012 Note and Guarantee Agreement” means the Note and Guarantee Agreement, dated as of July 25, 2012, between, among others, Foxtel Management Pty Limited in its own capacity, Sky Cable, Telstra Media and Foxtel Management Pty Limited in its capacity as agent for the Partners as a partnership carrying on the business of the Foxtel Partnership and as agent for the Foxtel Television Partnership, as it may be amended, restated, modified and supplemented prior to the Amendment No. 3 Effective Date.

“Foxtel Finance Agreement” means each of the (a) Common Terms Deed Poll dated April 10, 2012 given by Foxtel Management Pty Limited, the parties listed in Schedule 1 to that document and others in favour of the Finance Parties (as defined therein), as it may be amended, restated, modified, replaced and supplemented prior to the Amendment No. 3 Effective Date (“CTDP”) and (b) each Finance Document as defined in the CTDP including (i) the Syndicated Revolving Facility Agreement, dated September 12, 2016, among Foxtel Management Pty Limited and Foxtel Finance Pty Limited as Initial Borrowers, the Initial Financiers named therein and the Commonwealth Bank of Australia, as Facility Agent, as it may be amended, restated, modified, replaced and supplemented prior to the Amendment No. 3 Effective Date, (ii) the Syndicated Revolving Facility Agreement, dated June 12, 2015, among Foxtel Management Pty Limited and Foxtel Finance Pty Limited as Initial Borrowers, the Initial Financiers named therein and the Commonwealth Bank of Australia, as Facility Agent, as it may be amended, restated, modified, replaced and supplemented prior to the Amendment No. 3 Effective Date, (iii) the Syndicated Revolving Facility Agreement, dated June 17, 2014, among Foxtel Management Pty Limited and Foxtel Finance Pty Limited as Initial Borrowers, the Initial Financiers named therein and the Commonwealth Bank of Australia, as Facility Agent, as it may be amended, restated, modified, replaced and supplemented prior to the Amendment No. 3 Effective Date and (iv) the Syndicated Revolving Facility Agreement, dated October 8, 2013, among Foxtel Management Pty Limited as Initial Borrower, the Initial Financiers named therein and the Commonwealth Bank of Australia, as Facility Agent, as it may be amended, restated, modified, replaced and supplemented prior to the Amendment No. 3 Effective Date.

“Foxtel Debt Agreements” mean the Foxtel 2009 Note and Guarantee Agreement, the Foxtel 2012 Note and Guarantee Agreement and each Foxtel Finance Agreement, in each case, together with any extension, renewal, refinancing, refunding or replacement thereof.

“FSA” means Fox Sports Australia Pty Limited.

“Holdco” means NXE Australia Pty Limited.

“Partners” has the meaning specified in the definition of “Foxtel 2009 Note and Guarantee Agreement”.

“Sky Cable” has the meaning specified in the definition of “Foxtel 2009 Note and Guarantee Agreement”.

“Telstra Media” has the meaning specified in the definition of “Foxtel 2009 Note and Guarantee Agreement”.

(b)    Section 5.02(e) of the Credit Agreement is hereby amended by:

(i)    removing “and” from the end of clause (vi);

(ii)    removing “.” and adding “; and” to the end of clause (vii); and

(iii)    adding the following clause at the end thereof:

“(viii)    guarantees of Holdco and FSA (and any of their wholly owned subsidiaries including, without limitation, Binni Pty Limited (ACN 004 092 648), Fox Sports Venues Pty Limited (ACN 110 803 944), Sport by Numbers Pty Limited (ACN 065 420 046) and Fox Sports Streamco Pty Limited (ACN 616 999 243)) of the Foxtel Debt Agreements, and extensions, refundings, renewals and refinancings of any such guarantees that do not increase the outstanding principal amount thereof (other than by an amount equal to the premium thereon plus other reasonable amounts paid, fees and expenses incurred in connection with such extension, refunding, renewal or refinancing).”

Section 2.    Representations and Warranties.

(a)    On the date hereof, before and after giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for representations and warranties qualified as to materiality and Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (except to the extent any such representation or warranty specifically relates to an earlier date in which case such representation and warranty shall be accurate in all material respects (except for representations and warranties qualified as to materiality and Material Adverse Effect, which shall be true and correct in all respects) as of such earlier date).

(b)    At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

Section 3.    Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 3 Effective Date”) that the following conditions have been satisfied:

(i)    The Borrower shall have paid all reasonable and documented out-of- pocket expenses of the Designated Agent (including the reasonable and documented accrued fees and expenses of one primary counsel to the Designated Agent) invoiced at least three Business Days prior to the Amendment No. 3 Effective Date.

(ii)    The Designated Agent shall have received on or before the Amendment No. 3 Effective Date executed counterparts to this Amendment from the Borrower and each of the Required Lenders.

(iii)    The guarantees of Holdco and FSA (and any of their wholly owned subsidiaries including, without limitation, Binni Pty Limited (ACN 004 092 648), Fox Sports Venues Pty Limited (ACN 110 803 944), Sport by Numbers Pty Limited (ACN 065 420 046) and Fox Sports Streamco Pty Limited (ACN 616 999 243)) shall have been executed and delivered in connection with the consummation of the Foxtel/Fox Sports Australia Combination.

Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 7.    Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Designated Agent under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as expressly amended hereby. The Borrower reaffirms its obligations under the Loan Documents to which it is party after giving effect to this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 3 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

Section 8.    Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally agrees that Section 8.11 of the Credit Agreement is incorporated herein mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

NEWS CORPORATION, as Borrower

By:	/s/ Kevin P. Halpin
Name: Kevin P. Halpin
Title: Deputy Chief Financial Officer

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as Designated Agent and a Lender

By:	/s/ Davide Migliardi
	Name:	Davide Migliardi
	Title:	Vice President

[Signature Page to Amendment]

CITIBANK, N.A.,

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Lender Signature Page to Amendment No. 3]

COMMONWEALTH BANK OF AUSTRALIA

By:	/s/ Luke Copley
Name: Luke Copley
Title: Associate Director

[Lender Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A.

By:	/s/ Eric Ridgway
Name: Eric Ridgway
Title: Director

[Lender Signature Page to Amendment No. 3]

DEUTSCHE BANK AG NEW YORK BRANCH, (Name of Institution)

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

If a second signature is necessary:

By:	/s/ Nina Guinchard
Name: Nina Guinchard
Title: Vice President

[Lender Signature Page to Amendment No. 3]

Goldman Sachs Bank USA , (Name of Institution)

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Lender Signature Page to Amendment No. 3]

HSBC Bank USA, National Association

By:	/s/ Jonathan Yip
Name: Jonathan Yip
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Lender Signature Page to Amendment No. 3]

Lloyds Bank plc,

By:	/s/ Daven Popat
	Name:	Daven Popat
	Title:	Senior Vice President Transaction Execution Category A P003

By:	/s/ Jennifer Larrow
	Name:	Jennifer Larrow
	Title:	Assistant Manager Transaction Execution Category A L003

[Lender Signature Page to Amendment No. 3]

Executed on behalf of the National Australia Bank Limited by its Attorney Archit Goradia

who holds the position of Level 2 Attorney under Power of Attorney dated 1 March 2007 Registered No. Book 4512 No. 39 in the presence of:

} } } } } }	Signature of Attorney /s/ Archit Goradia

/s/ Iqbal Kajani
Signature of Witness

Iqbal Kajani

Name of Witness (please print)

[Lender Signature Page to Amendment No. 3]

Westpac Banking Corporation,

By:	/s/ Richard Yarnold
Name: Richard Yarnold
Title: Director

[Lender Signature Page to Amendment]